Supplement dated February 2, 2015
to the Statement of Additional Information (the "SAI"), as supplemented, dated May 1, 2014, for the following funds:
Fund
Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio - Marsico Growth Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Emerging Markets Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Funds has been superseded and replaced with the following:
		Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Emerging Markets Fund	Dara J. White	3 RICs 1 PIV 7 other accounts	$1.40 billion $419.36 million $87.10 million	None	(3)	(32)
	Robert B. Cameron	1 RIC 1 PIV 7 other accounts	$1.31 billion $419.36 million $87.18 million
	Jasmine Huang	3 RICs 1 PIV 13 other accounts	$1.75 billion $419.36 million $86.95 million
	Young Kim(n)	6 other accounts	$153,904.11
VP – Marsico Growth Fund	Marsico Capital: Thomas Marsico	18 RICs 9 PIVs 43 other accounts(e)	$7.73 billion $1.25 billion $3.89 billion	None	(14)	(44)
	Coralie Whitter	11 RICs 8 PIVs 37 other accounts(e)	$6.75 billion $1.23 billion $3.81 billion
	Kevin Boone(n)	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(n)	The portfolio manager began managing the Fund after its fiscal year end; reporting information is provided as of December 31, 2014.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-242 A (2/15)